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            TWO PORTLAND SQUARE, PORTLAND, ME 04101 1-800-754-8758

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                                                                 March 31, 2007
Dear Shareholder:

    The Sound Shore Fund ended March 31, 2007 with a net asset value of $39.11. The first quarter total return of -0.20% was slightly ahead of the Dow Jones Industrials Average ("Dow Jones") which declined -0.33%, and less than the Standard & Poor's 500 Index ("S&P 500") which gained 0.64%.

    We are required by the SEC to say that: AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING GROSS EXPENSE RATIO IS .93%. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S 1, 5, 10, AND 15-YEAR AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2007 WERE 12.72%, 9.27%, 10.26%, AND 12.85%, RESPECTIVELY. FOR
THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 551-1980 OR VISIT THE FUND'S WEBSITE AT WWW.SOUNDSHOREFUND.COM.

    Oscar Wilde, who said "Nothing is so aggravating than calmness." would have not enjoyed the domestic capital markets in the first quarter. After a very strong 2006, the major U.S. stock markets (and the Fund) marked time. What's more, the bond market, as represented by the immense U.S. Treasuries market, appeared comatose with interest rates ending March virtually unchanged from their December levels across the yield curve.

    But, in many ways, there was much ado about nothing. Decelerating economic growth, a very weak housing market (not to mention sub-prime mortgages!), and higher energy costs all contributed to investor caution. According to forecasters, the streak of 14 consecutive quarters of 10% or greater year-to-year S&P 500 earnings growth has come to a screeching halt. However, offsetting these concerns were positives such as very healthy corporate balance sheets that encouraged active share repurchase programs and numerous acquisition announcements by both liquid public corporations and private buyers, fortified with large pools of newly raised capital. Profitability, as measured by return on equity and capital, remains very high by historical standards and many companies are comfortably generating more "free" cash than needed for their operations.

    Our long held strategy has been to invest in out-of-favor "value" stocks based on low earnings multiples vs. their historic norms if, in our judgment, the companies' earning power is intact. A by product of buying these low expectation stocks is that we often receive a good "free cash flow yield" due to a low entry price. This seemed a particularly good theme for the quarter, given its affinity with the recent leveraged buyout (LBO) activity, and benefited a number of our holdings.

    During the quarter, two of our best performers included Lyondell Chemical Co. ("Lyondell") and Baxter International, Inc. ("Baxter"). At Lyondell, which boasts a 15% free cash flow yield, management has added value over the past 18 months by acquiring a world class refinery, disposing of marginal chemical assets, and significantly reducing debt, all of which has allowed the company to outdistance its

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ethylene peer group and the market. Meanwhile, Baxter, which had a free cash flow yield of 6% at the beginning of the year, has doubled since our initial investment in 2002 as the company has repaired its cost structure, repositioned its product line toward higher growth biosciences, and commenced share repurchases. Also, Liberty Media Holdings Corp. advanced 13% in the first quarter, well ahead of its entertainment peer group, as it announced plans to use its under-leveraged balance sheet to buy back 8% of its shares.

    We had several stocks offsetting these strong performers as their earning expectations declined more than that for stocks in general. For example, software manufacturer Symantec Corp. ("Symantec") fell as management reduced near-term earnings guidance and also suggested that any cost cutting efforts would likely wait until the second half of 2007. We believe Symantec stock will benefit from its 8% free cash yield and its industry leading positions in security and storage. As well, generic drug manufacturer Barr Pharmaceuticals, Inc., a new holding, was lower on tempered growth expectations for 2007. Attractively valued below its norm at 14x forward earnings (p/e ratio), Barr also boasts a strong product pipeline and a proven management team, and we have added to our position this quarter.

    Market prognosticators are sparring over whether stocks will be held back by "slowflation" - slowing gross domestic product (GDP) growth and higher inflation - or driven higher by possible Federal Reserve moves to loosen monetary policy (i.e. lower interest rates) in response to the recent economic weakness. In any case, we will continue to seek reasonably valued, quality companies where earnings and cash flow may exceed consensus expectations.

    As always, we thank you for your investment with Sound Shore.

Sincerely,

SOUND SHORE FUND

HARRY BURN, III
JOHN P. DEGULIS
T. GIBBS KANE, JR.
CO-PORTFOLIO MANAGERS

    FUND RETURNS ASSUME THE REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. THE S&P 500 IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. THE DOW JONES CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE.

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    PRICE TO EARNINGS (P/E) RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE
RELATIVE TO COMPANY EARNINGS. FREE CASH FLOW YIELD IS THE OVERALL RETURN EVALUATION RATIO OF A STOCK, WHICH STANDARDIZES THE FREE CASH FLOW PER SHARE A COMPANY IS EXPECTED TO EARN AGAINST ITS MARKET PRICE PER SHARE. PERCENT OF NET ASSETS AS OF 3/31/07: BARR PHARMACEUTICALS, INC.: 2.34%; BAXTER INTERNATIONAL,
INC.: 2.07%; LIBERTY MEDIA HOLDINGS CORP.: 2.83%; LYONDELL CHEMICAL CO.: 1.06%; AND SYMANTEC CORP.: 2.47%.

    THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND MANAGERS AS OF 3/31/07 AND MAY NOT NECESSARILY REFLECT THEIR VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS (I) ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S PRESENT INVESTMENT METHODOLOGY AND
(II) DO NOT CONSTITUTE INVESTMENT ADVICE. THIS LETTER MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS. DISTRIBUTED BY FORESIDE FUND SERVICES, LLC.

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS
          MARCH 31, 2007 (UNAUDITED)

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
                                            SHARE        MARKET
                                            AMOUNT       VALUE
                                           --------- --------------
             COMMON STOCK (97.4%)
             ------------------------------------------------------
             AUTO (2.2%)
             Honda Motor Co., Ltd. ADR     1,804,500 $   62,922,915
                                                     --------------
             BANKS (6.3%)
             Bank of America Corp.         1,858,300     94,810,466
             U.S. Bancorp                  2,469,000     86,340,930
                                                     --------------
                                                        181,151,396
                                                     --------------
             CONSUMER STAPLES (3.3%)
             Unilever NV ADR               3,295,700     96,300,354
                                                     --------------
             DIVERSIFIED FINANCIALS (1.3%)
             Morgan Stanley                  482,500     38,001,700
                                                     --------------
             ENERGY (9.3%)
             Apache Corp.                    861,700     60,922,190
             ConocoPhillips                1,009,400     68,992,490
             El Paso Corp.                 4,601,200     66,579,364
             Royal Dutch Shell plc ADR     1,071,400     71,033,820
                                                     --------------
                                                        267,527,864
                                                     --------------
             HEALTH CARE (10.2%)
             Aetna, Inc.                   1,309,900     57,360,521
             Baxter International, Inc.    1,133,700     59,711,979
             Boston Scientific Corp. +     4,143,300     60,243,582
             Cigna Corp.                     465,600     66,422,496
             Kinetic Concepts, Inc. +      1,008,400     51,065,376
                                                     --------------
                                                        294,803,954
                                                     --------------
             INDUSTRIALS (9.1%)
             General Electric Co.          2,894,900    102,363,664
             Southwest Airlines Co.        5,881,100     86,452,170
             Waste Management, Inc.        2,162,300     74,404,743
                                                     --------------
                                                        263,220,577
                                                     --------------

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          MARCH 31, 2007 (UNAUDITED)

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
                                                SHARE        MARKET
                                                AMOUNT       VALUE
                                               --------- --------------
        INSURANCE (16.2%)
        AON Corp.                              1,941,600 $   73,703,136
        Berkshire Hathaway, Inc., Class A +          925    100,815,750
        Chubb Corp.                            1,692,400     87,446,308
        Genworth Financial, Inc.               1,910,400     66,749,376
        Marsh & McLennan Cos., Inc.            2,507,500     73,444,675
        Unum Group                             2,913,500     67,097,905
                                                         --------------
                                                            469,257,150
                                                         --------------
        MATERIALS (3.6%)
        Barrick Gold Corp.                     1,524,800     43,533,040
        Lyondell Chemical Co.                    867,200     25,989,984
        Mosaic Co. +                           1,270,400     33,868,864
                                                         --------------
                                                            103,391,888
                                                         --------------
        MEDIA (14.8%)
        Interpublic Group of Cos., Inc. +      7,127,700     87,741,987
        Liberty Media Holding Corp., Class A +   740,400     81,880,836
        Time Warner, Inc.                      4,813,800     94,928,136
        Walt Disney Co.                        2,550,500     87,813,715
        Washington Post, Class B                  96,575     73,735,012
                                                         --------------
                                                            426,099,686
                                                         --------------
        PHARMACEUTICALS (5.3%)
        Barr Pharmaceuticals, Inc. +           1,458,600     67,606,110
        Pfizer, Inc.                           3,428,700     86,608,962
                                                         --------------
                                                            154,215,072
                                                         --------------
        TECHNOLOGY (11.2%)
        Flextronics International, Ltd. +      8,236,700     90,109,498
        Hewlett Packard Co.                    1,466,400     58,861,296
        Motorola, Inc.                         2,711,000     47,903,370
        Symantec Corp. +                       4,123,100     71,329,630
        Texas Instruments, Inc.                1,803,900     54,297,390
                                                         --------------
                                                            322,501,184
                                                         --------------

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONCLUDED)
          MARCH 31, 2007 (UNAUDITED)

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
                                                            SHARE        MARKET
                                                            AMOUNT       VALUE
                                                          ---------- --------------
TELECOMMUNICATIONS (2.0%)
Sprint Nextel Corp.                                        3,007,200 $   57,016,512
                                                                     --------------
UTILITIES (2.6%)
AES Corp. +                                                3,496,500     75,244,680
                                                                     --------------
TOTAL COMMON STOCK (COST $2,362,871,079)                             $2,811,654,932
                                                                     --------------

MONEY MARKET FUND (1.7%)
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Citi/SM/ Institutional Liquid Reserves, Class A, 5.25%    49,931,553 $   49,931,553
                                                                     --------------
TOTAL MONEY MARKET FUND (COST $49,931,553)                           $   49,931,553
                                                                     --------------
TOTAL INVESTMENTS (99.1%) (COST $2,412,802,632) *                    $2,861,586,485
OTHER ASSETS LESS LIABILITIES (0.9%)                                     26,972,243
                                                                     --------------
NET ASSETS (100.0%) (73,860,189 SHARES OUTSTANDING)                  $2,888,558,728
                                                                     ==============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)            $        39.11
                                                                     ==============

+ Non-income producing security.
ADR -- American Depository Receipt.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

                  Gross Unrealized Appreciation $486,230,254
                  Gross Unrealized Depreciation  (37,446,401)
                                                ------------
                  Net Unrealized Appreciation   $448,783,853
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


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     [LOGO]
Sound Shore Fund

INVESTMENT ADVISER
Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR
Citigroup Fund Services, LLC
Portland, Maine

DISTRIBUTOR
Foreside Fund Services, LLC
Portland, Maine

TRANSFER AND
DISTRIBUTION PAYING AGENT
Citigroup Fund Services, LLC
Portland, Maine

CUSTODIAN
Citibank, N.A.
New York, New York

COUNSEL
Dechert LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Boston, Massachusetts

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This report is submitted for the general information of the shareholders of the
Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

Two Portland Square
Portland, ME 04101
http://www.soundshorefund.com

QUARTERLY LETTER TO SHAREHOLDERS
(Unaudited)

MARCH 31, 2007

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Sound Shore Fund

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